Exhibit 10.30

FIRST AMENDMENT TO

UAL CORPORATION

2008 INCENTIVE COMPENSATION PLAN

WHEREAS, UAL Corporation (“UAL”) has heretofore adopted the UAL Corporation 2008 Incentive Compensation Plan (the “Plan”); and

WHEREAS, UAL has heretofore (i) entered into that certain Agreement and Plan of Merger among UAL, Continental Airlines, Inc., and JT Merger Sub Inc. dated May 2, 2010, as amended (the “Merger Agreement”), and (ii) completed the transactions contemplated in the Merger Agreement on October 1, 2010 (the “Merger”), resulting in Continental Airlines, Inc. becoming a wholly-owned subsidiary of UAL, which changed its name in connection with the Merger to United Continental Holdings, Inc. (the “Company”); and

WHEREAS, the Company wishes to amend the Plan to (a) change the name of the Plan following the Merger, (b) reflect the change of the Company’s name, and (c) reflect the listing of the shares of the Company’s common stock on the New York Stock Exchange following the Merger;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of the Effective Time (as defined in the Merger Agreement):

1. Title of the Plan

The title of the Plan shall now be the “United Continental Holdings, Inc. 2008 Incentive Compensation Plan.”

The reference in Section 1 of the Plan to “this UAL Corporation 2008 Incentive Compensation Plan” shall now be a reference to “this United Continental Holdings, Inc. 2008 Incentive Compensation Plan,” and the reference in Section 1 of the Plan to “UAL Corporation” shall now be a reference to “United Continental Holdings, Inc.”

2. Definitions

Section 2(i) of the Plan shall be deleted in its entirety and replaced with the following:

“(i) “Company” means United Continental Holdings, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.”

Section 2(q) of the Plan shall be deleted in its entirety and replaced with the following:

“(q) “NYSE” means the New York Stock Exchange.”

3. Replacement of the NYSE for NASDAQ

The references in Sections 2(m), 3(a), 7(a) and 10(c) of the Plan to “NASDAQ” shall now be references to “NYSE.”

4. As amended hereby, the Plan is specifically ratified and reaffirmed.

IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Board of Directors of the Company has executed this instrument on this 21st day of February, 2011.

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Brett Hart
	Name:	Brett Hart
	Title:	Senior Vice President, General Counsel and Secretary